EXHIBIT 10.1


                          SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "Agreement") is dated as of July 27, 2006 among Diomed Holdings, Inc., a Delaware corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser").

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, Securities of the Company.

      NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

      In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

            "2005 Annual Report" shall have the meaning set forth in Section 3.1(h).

            "2005 Preferred Stock" means the Company's Preferred Stock, par value $0.001, established under a certificate of designations filed with the Secretary of State of Delaware on September 30, 2005 and issued by the Company to the purchasers thereof on September 30, 2005.

            "2005 Purchase Agreement" means that certain Securities Purchase Agreement entered into on September 30, 2005 among the Company and the purchasers identified on the signature pages thereto.

            "2006 Preferred Stock" means the Series 2006 Preferred Stock of the Company, par value $0.001 per share, to be purchased and sold pursuant to this Agreement, and any securities into which such preferred stock shall hereinafter have been reclassified into, which preferred stock shall have those rights and preferences as are set forth in the Certificate of Amendment.

            "2005 Stockholder Waiver" means, as to any Purchaser that holds 2005 Preferred Stock and elects not to exercise its MFN Rights with respect thereto, the waiver, in the form attached hereto as Exhibit C, of certain of such Purchaser's rights in connection with the 2005 Preferred Stock.

            "Action" shall have the meaning ascribed to such term in Section 3.1(j).

            "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

            "Certificate of Amendment" means the Certificate of Amendment to the Company's Certificate of Incorporation, authorizing the 2006 Preferred Stock and setting forth the powers, designations, preferences and rights of the 2006 Preferred Stock, substantially in the form of Exhibit A.

            "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

            "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Issue Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.

            "Closing Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the closing bid price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:00 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock shall hereinafter have been reclassified into.

            "Company Counsel" means McGuireWoods LLP, with offices at 1345 Avenue of the Americas, 7th Floor, New York, New York 10105.

            "DB&R" shall have the meaning set forth in Section 5.18.


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

            "Debentures"   means  the  Company's   Variable   Rate   Convertible
      Debentures due October 25, 2008.

            "Disclosure Schedules" shall have the meaning ascribed to such term in Section 3.1 hereof.

            "Distributions" shall have the meaning ascribed to such term in the Certificate of Amendment.

            "Effective Date" means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

            "8-K Filing" shall have the meaning set forth in Section 4.8.

            "Evaluation  Date"  shall  have the  meaning  set  forth in  Section
      3.1(t).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exchange Price" shall mean One Dollar Fifteen Cents ($1.15) per share of Common Stock when Exchanged for 2006 Preferred Stock under the Certificate of Amendment (subject to adjustment as provided thereunder).

            "Exempt Issuance" means the issuance of: (a) shares of Common Stock or options to employees, officers, directors or consultants of the Company pursuant to any stock or option plan duly adopted by the stockholders of the Company in any amount or outside of any such plan in an amount not to exceed 100,000 shares of Common Stock (or the equivalent thereof) in any fiscal year of the Company; (b) securities issued by the Company upon the exercise, exchange or conversion of or adjustment in respect of (i) any securities issued hereunder or as contemplated by this Agreement, (ii) any Existing Securities Rights or (iii) antidilution adjustments and adjustments in the event of stock splits, stock dividends, recapitalizations and similar events in respect of the 2006 Preferred Stock or any other securities hereafter issued by the Company; (c) securities issued pursuant to acquisitions or strategic transactions; provided, that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; and (d) securities issued as consideration for investment banking, financial advisory and/or brokerage services in connection with the purchase and sale of the 2006 Preferred Stock hereunder.

            "Existing Securities Rights" means (i) the rights, as of the date of this Agreement, of the holders of any exchangeable or convertible securities, options or warrants issued and outstanding on the date of this Agreement in respect of antidilution adjustments and adjustments in the event of stock splits, stock dividends, recapitalizations and similar events; (ii) the rights, as of the date of this Agreement, of the holders of 2005 Preferred Stock to exchange their shares of 2005 Preferred Stock for shares of 2006 Preferred Stock hereunder, in accordance with Section
      4.16 of the 2005 Purchase Agreement (the "MFN Rights"); and (iii) any right of first refusal, preemptive right, right of participation, or any similar right, in each case as of the date of this Agreement, but only, in each such case, to the extent that such rights are described in Schedule 3.1(g).


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

            "GAAP" shall have the meaning ascribed to such term in Section 3.1(h) hereof.

            "Hazardous Substances" shall have the meaning set forth in Section 3.1(ii).

            "Inspectors" shall have the meaning set forth in Section 4.26.

            "Intellectual  Property  Rights" shall have the meaning set forth in
      Section 3.1(o).

            "Issue Amount" means, as to each Purchaser, the aggregate amount to be paid by such Purchaser (including through the exchange of shares of
      2005 Preferred Stock as contemplated in Section 2.1) for the 2006 Preferred Stock purchased hereunder as specified on Schedule 1 hereto (as the same may be adjusted as of the Closing Date to reflect exercises of Existing Securities Rights after the date hereof, as contemplated by
      Section 2.1(b)) under the column with the heading "Total Issue Amount," which amount is stated in United States Dollars.

            "Issue Price" means $11,500 per share of 2006 Preferred Stock.

            "Key Employee" shall have the meaning set forth in Section 3.1(k).

            "Knowledge" (including any derivation thereof) means, (i) with respect to an individual, that (A) such individual is actually aware of a particular fact or other matter and (B) a prudent Person could be expected to discover or otherwise become aware of a particular fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter, and (ii) with respect to a Person other than an individual, that any individual who is serving, or who at any relevant time pertaining to a particular fact or other matter served, as a director or officer of such Person has, or at such relevant time had, Knowledge of a particular fact or other matter.

            "Legend Removal Date" shall have the meaning set forth in Section 4.1(d).

            "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction of any kind or nature.

            "Limitation(s)  on  Ownership"  shall have the  meaning set forth in
      Section 4.17.

            "Liquidated Damages Cap" means 25% of the aggregate Issue Amount paid by the Purchasers for the 2006 Preferred Stock issued and sold hereunder.

            "Liquidating Event" shall have the meaning assigned to such term in the Certificate of Amendment.


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

            "MFN Rights" shall have the meaning assigned to such term in the definition of the term "Existing Securities Rights."

            "Material Adverse Change" shall mean any of the matters set forth in clauses (i) through (xi) of Section 3.1(i) hereof.

            "Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b) hereof.

            "Material Contract" shall have the meaning set forth in Section 3.1(h).

            "Material  Permits" shall have the meaning  ascribed to such term in
      Section 3.1(m).

            "Observer" shall have the meaning set forth in Section 4.7.

            "Par Warrant" shall have the meaning set forth in Section 4.17.

            "Participation Maximum" shall have the meaning set forth in Section 4.15.

            "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind. "Preferred Stock Participating Purchasers" shall have the meaning ascribed to such term in
      Section 4.15.

            "Pre-Notice" shall have the meaning set forth in Section 4.15.

            "Press Release" shall have the meaning set forth in Section 4.8.

            "Pro Rata Portion" shall have the meaning set forth in Section 4.15.

            "Proceeding"  means  an  action,   claim,  suit,   investigation  or
      proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "Proceeds" shall have the meaning ascribed to such term in the Certificate of Amendment.

            "Purchaser Party" shall have the meaning set forth in Section 4.13.

            "Qualified Equity Financing" means any transaction undertaken by the Company to raise funds for general working capital purposes in exchange for the sale of its equity securities or any other securities that may be converted into or exchanged for its equity securities or on the exercise of which its equity securities may be purchased, with or without additional consideration. For the avoidance of doubt, a Qualified Equity Financing shall not include any issuance of shares by the Company where such issuance either (i) constitutes an Exempt Issuance, (ii) is made upon the exercise of warrants, conversion of Debentures or exchange of shares of 2005 Preferred Stock outstanding on the date hereof, (iii) is made in exchange for services provided to the Company or its Subsidiaries, so long as the value of the shares issued do not exceed $500,000 for any one service provider or $2,000,000 in the aggregate, (iv) to any underwriter or financial advisor to the Company or its Subsidiaries or (v) in any transaction the purpose of which shall be for the Company or any Subsidiary to acquire the business of another entity and not for the primary purpose of raising additional capital.


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

            "Registration   Rights  Agreement"  means  the  Registration  Rights
      Agreement, dated as of the Closing Date, by and among the Company and the Purchasers, in the form of Exhibit B attached hereto.

            "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

            "Required Approvals" shall have the meaning ascribed to such term in
      Section 3.1(e).

            "Required Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon the exchange of all 2006 Preferred Stock, ignoring any exchange, conversion or exercise limits set forth therein, determined on the basis of the Exchange Rate (as defined in the Certificate of Amendment), in each case as in effect on the Trading Day immediately prior to the date of determination.

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "SEC  Reports"  shall  have the  meaning  ascribed  to such  term in
      Section 3.1(h) hereof.

            "Securities"  means  the 2006  Preferred  Stock  and the  Underlying
      Shares.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Select SEC Reports" shall have the meaning set forth in Section 3.1(h).

            "Stockholder Approval" means, to the extent such approval is determined to be required in the Company's reasonable discretion upon the advice of its counsel, (i) the approval of the stockholders of the Company pursuant to the applicable rules and regulations of the applicable Trading Market (or any successor entity) with respect to the transactions contemplated by the Transaction Documents, including without limitation
      (i) the issuance of all of the Underlying Shares in excess of 19.9% for less than the greater of book or market value of the Common Stock and (ii) the amendment of the Company's Certificate of Incorporation to (a) authorize the Preferred Stock having the powers, designations, preferences and rights set forth in the Certificate of Amendment and (b) increase the number of shares of Common Stock that the Company is authorized to issue from the current 50,000,000 shares to 60,000,000 shares and (iii) any other matters that may reasonably be determined necessary in order to comply with the rules of the applicable Trading Market.


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

            "Subsequent Financing" shall have the meaning ascribed to such term in Section 4.15.

            "Subsequent  Financing  Notice"  shall have the meaning set forth in
      Section 4.15.

            "Subsidiary"  means any  subsidiary  of the  Company as set forth on
      Schedule 3.1(a).

            "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

            "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

            "Transaction Documents" means this Agreement, the Certificate of Amendment, the Registration Rights Agreement, the Par Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

            "Underlying Shares" means the shares of Common Stock issuable upon exchange of the 2006 Preferred Stock pursuant to the Certificate of Amendment and upon exercise of the Par Warrants pursuant to the terms thereof.

                                  ARTICLE II.
                                PURCHASE AND SALE

2.1   Closing.

      (a) On the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser agrees to purchase in the aggregate, severally and not jointly, its respective Issue Amount of 2006 Preferred Stock, at the purchase price of Eleven Thousand Five Hundred Dollars ($11,500.00) per share. 2006 Preferred Stock shall be purchased and sold hereunder. Each Purchaser shall deliver to the Company: (i) immediately available funds equal to the "Purchased Issue Amount" set forth on Schedule 1 for such Purchaser, via wire transfer or certified check, (ii) the number of shares of 2005 Preferred Stock set forth on Schedule 1 for such Purchaser for exchange pursuant to the MFN Rights of such Purchaser, or (iii) both of the foregoing, as applicable; and the Company shall deliver to each Purchaser its respective shares of 2006 Preferred Stock at the Closing. There shall be a single Closing at which all purchases and sales of shares hereunder shall be made concurrently on the same Trading Date. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of Company Counsel, McGuireWoods LLP, located in New York, New York, or at such other location as the parties shall mutually agree.


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

      (b) In the event that a holder of shares of 2005 Preferred Stock (whether or not a Purchaser hereunder) delivers notice to the Company, pursuant to
Section 4.16 of the 2005 Purchase Agreement, of its election to exercise its MFN Rights at any time after the date of this Agreement and prior to the Closing,
(i) Schedule 1 shall be modified accordingly to reflect the additional Issue Amount to be purchased by such holder and (ii) if such holder was not previously a Purchaser under this Agreement, such holder shall execute and deliver to the Company a counterpart to this Agreement and thereby be deemed a Purchaser hereunder. Within one Business Day following its receipt of the election notice from such holder of its MFN Rights, the Company shall provide notice to SDS Capital Group SPC, Ltd. of the terms of such exercise of MFN Rights (including the Issue Amount to be purchased by such holder in connection therewith). In the event that the Issue Amount to be purchased by SDS Capital Group SPC, Ltd. at the Closing would constitute less than 51% of the aggregate Issue Amount to be purchased at the Closing for cash (excluding shares of 2006 Preferred Stock issued upon exchange of 2005 Preferred Stock pursuant to MFN Rights) by all Purchasers, then SDS Capital Group SPC, Ltd. shall have the option to purchase for cash such number of additional shares of 2006 Preferred Stock as would permit SDS Capital Group SPC, Ltd. to purchase for cash at least 51% of the aggregate Issue Amount to be purchased at the Closing for cash (excluding shares of 2006 Preferred Stock issued upon exchange of 2005 Preferred Stock pursuant to MFN Rights) by all Purchasers.

2.2   Deliveries.

      (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

            (i)   this Agreement duly executed by the Company;

            (ii) certificates evidencing the shares of 2006 Preferred Stock purchased by each Purchaser (including through the exchange of shares of 2005 Preferred Stock pursuant to the MFN Rights of such Purchaser);

            (iii) the  Registration   Rights  Agreement  duly  executed  by  the
                  Company;

            (iv) a copy of the Certificate of Amendment as filed with the Secretary of State of the State of Delaware on or prior to the Closing Date, certified by the Secretary of State of Delaware;

            (v) a legal opinion of Company Counsel, substantially in the form of Exhibit D attached hereto; and


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

            (vi) a copy of resolutions, duly adopted by the Board of Directors of the Company, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby, certified as such by the Secretary or Assistant Secretary of the Company, and such other documents they reasonably request in connection with the Closing.

      (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

            (i)   this Agreement duly executed by such Purchaser;

            (ii) such Purchaser's "Purchased Issue Amount" by wire transfer to the account as specified in writing by the Company and, if such Purchaser is a holder of 2005 Preferred Stock and has elected to exercise its MFN Rights, the share certificate representing the shares of 2005 Preferred Stock being exchanged for shares of 2006 Preferred Stock pursuant to such MFN Rights;

            (iii) if such Purchaser is a holder of 2005 Preferred  Stock and has not elected to exercise its MFN Rights, the 2005 Stockholder Waiver, duly executed by such Purchaser; and

            (iv) the Registration Rights Agreement duly executed by such Purchaser.

2.3   Closing Conditions.

      (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

            (i)   the Company  shall have  obtained  written  confirmations  and
                  waivers  from  holders  of  Existing   Securities   Rights  as
                  described in Schedule 2.3(a)(i);

            (ii) the representations and warranties of the Purchasers contained herein shall be true and correct;

            (iii) all  obligations,  covenants and  agreements of the Purchasers required to be performed, satisfied or complied with at or prior to the Closing Date shall have been performed, satisfied or complied with;

            (iv)  Stockholder Approval shall have been obtained; and


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

            (v)   the  delivery  by the  Purchasers  of the  items  set forth in
                  Section 2.2(b) of this Agreement.

      (b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

            (i) the representations and warranties of the Company contained herein shall be true and correct;

            (ii) all obligations, covenants and agreements of the Company required to be performed, satisfied or complied with at or prior to the Closing Date shall have been performed, satisfied or complied with;

            (iii) the  Company  shall  have  duly  adopted  the  Certificate  of
                  Amendment and filed the Certificate of Amendment with the Secretary of State of the State of Delaware;

            (iv) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

            (v) there shall have been no Material Adverse Change with respect to the Company since the date hereof; and

            (vi) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities;

            (vii) the Company  shall have  obtained  written  confirmations  and
                  waivers  from  holders  of  Existing   Securities   Rights  as
                  described in Schedule 2.3(a)(i); and

            (viii) Stockholder Approval shall have been obtained.


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

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the "Disclosure Schedules"), which Disclosure Schedules shall be deemed a part hereof, the Company hereby represents and warrants as of the date hereof and as of the Closing Date to each Purchaser as follows:


            (a) Subsidiaries. All of the direct and indirect Subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no Subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

            (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" means any effect which, individually or in the aggregate with all other effects reasonably would be expected to be materially adverse to (i) the legality, validity or enforceability of any Transaction Document, (ii) the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) the Company's ability to perform on a timely basis its obligations under any Transaction Document. To the Company's Knowledge, no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

            (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to issue and sell the 2006 Preferred Stock in accordance with the terms hereof and to issue the Underlying Shares upon exchange of the 2006 Preferred Stock in accordance with the terms thereof; and otherwise to carry out its obligations thereunder. The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby (including, without limitation, the issuance of the 2006 Preferred Stock and the issuance and reservation for issuance of the Underlying Shares) have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or any committee of the board of directors, in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the execution, delivery or performance by the Company of its obligations under the Transaction Documents, nor the consummation by it of the transactions contemplated thereby (including, without limitation, the issuance of the 2006 Preferred Stock or the issuance or reservation for issuance of the Underlying Shares) requires any consent or authorization of the Company's stockholders.

            (d) No Conflicts. Except as described in Schedule 3.1(d), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated thereby (including, without limitation, the issuance of the 2006 Preferred Stock and the issuance and reservation for issuance of the Underlying Shares) do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or
      (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws, rules and regulations and rules and regulations of any self-regulatory organizations to which either the Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound or affected, or (iv) conflict with or violate the terms of any agreement by which the Company or any Subsidiary is bound or to which any property or asset of the Company or any Subsidiary is bound or affected; except in the case of each of clauses (ii) through (iv), such as could not have or reasonably be expected to result in a Material Adverse Effect.

            (e) Filings, Consents and Approvals. Except as set forth on Schedule 3.1(e), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) Stockholder Approval; (ii) the filing of the Certificate of Amendment, (iii) filings required pursuant to Section 4.8, (iv) the filing with the Commission of the Registration Statement, (v) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the 2006 Preferred Stock and the listing of the Underlying Shares and
      (vi) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities or "blue sky" laws (collectively, the "Required Approvals").

            (f) Issuance of the Securities. Except as described in Schedule 3.1(f), the Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents, (ii) except as described on Schedule 3.1(f), will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person and (iii) will not impose personal liability on the holder thereof. As of the Closing Date, the Company will have reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to 125% of the Required Minimum on the date hereof. The Company has not, and to the Knowledge of the Company, no Affiliate of the Company has sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

            (g) Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the 2006 Preferred Stock) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be reserved for issuance upon exchange of the 2006 Preferred Stock is set forth in Schedule 3.1(g). Schedule 3.1(g) describes all Existing Securities Rights as of the date of this Agreement and identifies the holders (or class or similar description of holders similarly situated) of such Existing Securities Rights. Except as described in Schedule 3.1(g), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as described in Schedule 3.1(g), and except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of capital stock of the Company or any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of capital stock of the Company or any Subsidiary, or securities or rights convertible or exchangeable into shares of capital stock of the Company or any Subsidiary nor are any such issuances, contracts, commitments, understandings or arrangements contemplated. Except for the Securities and as set forth in Schedule 3.1(g), (i) there are no contracts, commitments, understandings or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement); and (ii) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem or otherwise acquire any security of the Company or any of its Subsidiaries. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities, and all such securities or instruments are set forth on Schedule 3.1(g). All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as contemplated by the Transaction Documents with respect to the applicable rules and regulations of the American Stock Exchange (or any successor entity), no further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the Knowledge of the Company, between or among any of the Company's stockholders.

            (h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since February 14, 2002 (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The SEC Reports, after giving effect to all amendments filed thereon, complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Report is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the consolidated results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. To the extent required by the rules and regulations of the Commission applicable thereto, the Select SEC Reports contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties or assets of the Company or any Subsidiary is subject (each, a "Material Contract"). Except as set forth in the Select SEC Reports, none of the Company, its Subsidiaries or, to the best Knowledge of the Company, any of the other parties thereto is in breach or violation of any Material Contract, which breach or violation would have a Material Adverse Effect. For purposes of this Agreement, "Select SEC Reports" means the Company's
      (A) Proxy Statement for its 2006 Annual Meeting, (B) Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2005 (the "2005 Annual Report"), (C) Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2006, (D) Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2006 (if the same has been filed by the Company with the Commission on or prior to the execution and delivery of this Agreement); and (E) Current Reports on Form 8-K filed with the Commission since March 31, 2006.

            (i)  Material  Changes.  Except as  described  in the SEC Reports or
      Schedule 3.1(i), since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports:

                  (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect;

                  (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission;

                  (iii) the Company has not altered its method of accounting;

                  (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock;

                  (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans;

                  (vi) there has been no material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

                  (vii) there  has  been  no  waiver  by  the   Company  or  any
                        Subsidiary of a material right or of a material debt owed to it;

                  (viii) there has been no change or amendment to the  Company's
                        Certificate of Incorporation or by-laws, or material change to any material contract or arrangement by which the Company or any subsidiary is bound or to which any of their respective assets or properties is subject;

                  (ix) there has been no loss of services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

                  (x) there has been no loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; and

                  (xi) there has been no material transaction entered into by the Company or a Subsidiary other than in the ordinary course of business.

            The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law, nor does the Company or any of its Subsidiaries have any Knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company or any or its Subsidiaries.

            (j) Litigation. Except as described in the SEC Reports or Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties, or any of their respective directors or officers in the capacity as such before or by any court, public board, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action"). Except as described in Schedule 3.1(j), neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Except as described in Schedule 3.1(j), there has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. Except as described in Schedule 3.1(j), the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act. Except with respect to Intellectual Property Rights of the Company, the Company's representations and warranties as to which are set forth exclusively in
      Section 3.1(o), to the Company's Knowledge, there are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

            (k) Labor Relations. No material labor dispute exists or, to the Knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

            Each of the Company's directors and officers and any Key Employee (as defined below) is currently serving the Company in the capacity disclosed in the Select SEC Documents or Schedule 3.1(k). No Key Employee is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement with the Company or any of its Subsidiaries or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters. Other than Kevin Stearn, who resigned from the Company's Subsidiary, Diomed, Ltd., on July 10, 2006, as disclosed in the SEC Reports, no Key Employee has, to the Knowledge of the Company and its Subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its Subsidiaries, nor is any such Key Employee subject to any constraints which would cause such employee to be unable to devote his full time and attention to such employment or services. For purposes of this Agreement, "Key Employee" means the persons listed in Schedule 3.1(k).

            (l) Compliance. Except as described in Schedule 3.1(l), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or
      (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

            (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

            (n) Title to Assets. Except as described in Schedule 3.1(n), the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

            (o) Patents and Trademarks. The Company and the Subsidiaries own, or
      have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge necessary or material for use in connection with their respective businesses as described in the SEC Reports (collectively, the "Intellectual Property Rights"). Except as described in Schedule 3.1(o), neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the Knowledge of the Company, except as described in Schedule 3.1(o), there is no existing infringement by another Person of any of the Company's Intellectual Property Rights. Neither the Company nor any of its Subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company's or its Subsidiaries' ownership of or right to use its Intellectual Property Rights and there is no reasonable basis for any such claim to be successful. Except as described on Schedule 3.1(o), to the Knowledge of the Company, the Intellectual Property Rights are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing, the failure of which could have or reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intellectual Property Rights used pursuant to licenses.

            (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. No default or event has occurred that could give rise to a default under any of its insurance policies. To the best of Company's Knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

            (q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee, or, to the Knowledge of the Company, any entity in which any officer, director, or employee has a substantial interest or is an officer, director, trustee or partner, other than (i) for reimbursement for expenses incurred on behalf of the Company and (ii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

            (r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability,
      (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's Knowledge, in other factors that could significantly affect the Company's internal controls.

            (s) Certain Fees. Except as described in Schedule 3.1(s), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Except as described in
      Schedule 3.1(s), the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

            (t) Private Placement. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, no registration under the Securities Act or any state securities laws is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market or any state securities laws.

            (u) Investment Company. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

            (v) Registration Rights. Except as described in Schedule 3.1(v), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

            (w) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company's Common Stock is currently listed for trading on the American Stock Exchange. Except as described in Schedule 3.1(w), the Company is not in violation of the listing requirements of the American Stock Exchange. Except as described in Schedule 3.1(w), the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as described in Schedule
      3.1(w), the Company is, and has no reason to believe that it will not continue to be, in compliance with all such listing and maintenance requirements.

            (x) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to any Purchaser as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation, as a result of the Company's issuance of the Securities and any and all Purchasers' ownership of the Securities.

            (y) Disclosure. The Company confirms that neither it nor, to its Knowledge, any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information, other than with respect to the specific terms of the transactions contemplated hereby. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosures provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

            (z) No Integrated Offering. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities or that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

            (aa) Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

            (bb) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries has made or filed all foreign, U.S. federal, state, provincial and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any foreign, federal, state, provincial or local tax. None of the Company's income tax returns and, except to the extent described on Schedule 3.1(bb), to the Company's Knowledge, none of the Company's other tax returns is presently being audited by any taxing authority.

            (cc) No General Solicitation. Neither the Company nor any person acting on behalf of the Company (including any distributor participating on the Company's behalf in the transactions contemplated hereby (if any)) has offered or sold any of the Securities by any form of "general solicitation" (as such term is defined in Regulation D) or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

            (dd) Foreign Corrupt Practices. Neither the Company, nor any of the Subsidiaries, nor any director, officer, agent, employee or to the Knowledge of the Company, other Person acting on behalf of the Company or any Subsidiary has (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) directly or indirectly made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee, or (v) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, where such violations would, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

            (ee)  Accountants.  The  Company's  accountants  are  set  forth  on
      Schedule 3.1(ee) of the Disclosure Schedule. Such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006, are independent accountants as required by the Securities Act.

            (ff) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company which individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect and the Company is current with respect to any fees owed to its accountants and lawyers.

            (gg) Environmental Matters. There is no environmental litigation or other environmental proceeding pending or, to the Knowledge of the Company or any of its Subsidiaries, threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or any of its Subsidiaries or any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries. No state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or any of its Subsidiaries that may otherwise have a Material Adverse Effect. The
      Company has not, and to the Company's Knowledge no prior Person has treated, stored or disposed of, or otherwise deposited any Hazardous Substances in or on the properties owned or leased by the Company or any of its Subsidiaries or by any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries in violation of any applicable environmental laws. The environmental compliance programs of the Company and each of its Subsidiaries comply in all material respects with all applicable environmental laws, whether foreign, federal, state, provincial or local, currently in effect. For purposes of this Agreement, "Hazardous Substances" means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

            (hh) Form SB-2 Eligibility. The Company is eligible to register the resale of its Common Stock on a registration statement on Form SB-2 under the Securities Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form SB-2 with respect to the Registrable Securities (as defined in the Registration Rights Agreement). The Company has no basis to believe that its past or present independent public auditors will withhold their consent to the inclusion, or incorporation by reference, of their audit opinion concerning the Company's financial statements which are included in the Registration Statement required to be filed pursuant to the Registration Rights Agreement.

            (ii) Acknowledgment Regarding Each Purchaser's Purchase of the Securities. The Company acknowledges and agrees that, except for those Purchasers specified in Schedule 3.1(ii), each Purchaser is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and that no Purchaser is (i) an officer or director of the Company, (ii) an "affiliate" of the Company (as defined in Rule 144) or (iii) a "beneficial owner" of more than 5% of the Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that, except for those Purchasers specified in
      Schedule 3.1(ii), no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Purchaser or any of its representatives or agents in connection with this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser's purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation by the Company and its representatives (including its financial advisors engaged in connection with the transactions contemplated hereby).

      3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

            (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and
      (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

            (b) Purchaser Representations. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing, reselling or offering such Securities or any part thereof, has no present intention of distributing or offering any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute or sell any of the Securities. Each Purchaser further represents and warrants that such Purchaser had a business relationship with either Roth Capital Partners LLC or Musket
      Research Associates, Inc. prior to its being solicited to purchase Securities hereunder.

            Notwithstanding anything in this Section 3.2(b) to the contrary, by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act.

            (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exchanges any 2006 Preferred Stock it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

            (d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

            (e) Short Sales. Each Purchaser, other than a Purchaser who holds or has previously held shares of 2005 Preferred Stock, represents that during the 30 days prior to the execution of this Agreement, neither it nor any of its Affiliates has made any short sales of, or granted any option for the purchase of or entered into any hedging or similar transaction with the same economic effect as a short sale, in the Common Stock. (f) No General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            (g) Limit to Representations and Warranties of Purchaser. The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

            (h) Certain Laws. To the Knowledge of such Purchaser, neither the Purchaser nor (if the Purchaser is an individual) any Person who is a member of the Purchaser's household or immediate family, nor any Person who otherwise may have an indirect interest in securities or other property owned by the Purchaser has been designated as, and that neither you or any of the foregoing is under the control of, a "suspected terrorist" as defined in Executive Order 13224. The Purchaser acknowledges that the Company seeks to comply with all applicable laws covering money laundering and related activities. In furtherance of those efforts, the Purchaser hereby represents, warrants and agrees that: to the Knowledge of such Purchaser (i) none of the cash or property that Purchaser will pay or will contribute to the Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Purchaser to the Company, to the extent that they are within Purchaser's control, shall cause the Company to be in violation of the Untied States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the Untied States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001.

            Each Purchaser's representations and warranties made in Sections 3.2(b), (c), (d) and (f) are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Securities pursuant to this Agreement comply with applicable U.S. federal and state securities laws and not for any other purpose. Accordingly, the Company may not rely on such representations and warranties for any other purpose. No Purchaser has made or hereby makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

4.1   Transfer Restrictions.

            (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

            (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on the 2006 Preferred Stock and the Underlying Shares in the following form:

      THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR WITH THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A
      TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT IF SO REQUIRED BY THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

            The Company shall, contemporaneously with a registration statement covering the Securities (including, without limitation, the Registration Statement contemplated by the Registration Rights Agreement) being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time such registration statement is effective, the transfer agent shall issue, in connection with the issuance of the Underlying Shares, certificates representing such Underlying Shares without the restrictive legend above, provided such Underlying Shares are to be sold pursuant to the prospectus contained in such registration statement. Upon receipt of such opinion, the Company shall use commercially reasonable efforts to cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend and, if such transfer agent requires a further opinion, the Company shall provide an opinion of its counsel to that effect, in connection with which each Purchaser hereby agrees that should the registration statement, the basis for which such non-legended reissuances were reissued, no longer be effective, such Purchaser will promptly upon the Company's written request return its shares for re-legending and reissuance.

            The Company acknowledges and agrees that a Purchaser may from time to time pledge, pursuant to a bona fide margin agreement with a registered broker-dealer, or grant a security interest in, some or all of the Common Stock to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of the Transaction Documents and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

            (c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission); provided, however, in connection with the issuance of the Underlying Shares, each Purchaser, severally and not jointly with the other Purchasers, hereby agrees to adhere to and abide by all prospectus delivery requirements under the Securities Act and rules and regulations of the Commission. The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of the 2006 Preferred Stock is exchanged or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Underlying Shares shall be issued free of all legends. The Company agrees that at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three
      (3) Trading Days following the delivery by a Purchaser to the Company's transfer agent of a certificate representing Underlying Shares, issued with a restrictive legend, together with stock powers that comply with the requirements of the transfer agent in accordance with its standard requirements, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Notwithstanding the foregoing, the Purchasers agree that, if at any time after the Legend Removal Date (as defined in Section 4.1(d)) a legend would be legally required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) to be placed upon the certificates evidencing the Underlying Shares, then, upon reasonable advance written notice to such Purchaser, the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and such Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144.

            (d) In addition to such Purchaser's other available remedies, subject to the Liquidated Damages Cap, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, one percent (1%) of the Issue Amount of the Underlying Shares that are the subject of such Purchaser's Legend Removal Request for each Trading Day after the fifth Trading Day following the delivery by such Purchaser to the Company's transfer agent of a certificate representing the Underlying Shares, issued with a restrictive legend, together with stock powers that comply with the requirements of the transfer agent (such fifth Trading Day being referred to as the "Legend Removal Date"), until the transfer agent has issued such certificate without a legend. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

            (e) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

      4.2 Acknowledgment of Dilution. The transactions contemplated hereby shall cause the Company to become obligated to issue additional shares of Common Stock pursuant to the Existing Securities Rights. Additionally, the number of Underlying Shares issuable upon exchange of the 2006 Preferred Stock may increase in certain circumstances. The Company's directors and executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial if the Company undertakes another financing which triggers the anti-dilution protections of the 2006 Preferred Stock. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company. Taking the foregoing into account, the Company's Board of Directors has determined in its good faith business judgment that the issuance of the 2006 Preferred Stock hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

      4.3 Furnishing of Rule 144 Information. As long as any Purchaser (or any Purchaser's Affiliates) beneficially owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

      4.4 Financial Information. So long as any Purchasers (or any of their respective Affiliates) beneficially own any of the Securities, the Company shall make available (via electronic transmission or otherwise) the following reports to each such Purchaser: (i) within ten days after the filing with the Commission, a copy of Current Reports on Form 8-K; and (ii) within one day after release, copies of all press releases issued by the Company or any of its Subsidiaries.

      4.5 Information. So long as any Purchasers (or any of their respective Affiliates) beneficially own any of the Securities, the Company shall furnish to each such Purchaser the information the Company must deliver to any holder or to any prospective transferee of Securities in order to permit the sale or other transfer of such Securities pursuant to Rule 144A of the Commission or any similar rule then in effect.

      4.6 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

      4.7 Board of Directors Observer. From the Closing Date and continuing thereafter for so long as the Purchasers (or any of their respective affiliates) beneficially own, in the aggregate, at least 25% of the 2006 Preferred Stock issued hereunder, the Purchasers shall have the right, but not the obligation, to appoint one Person to serve as an observer of meetings of the Board of Directors (the "Observer"), who shall be afforded notice of and the right to participate, as an observer only, in meetings of the Board of Directors, provided, that the Company may exclude the Observer from participation in meetings of the Board of Directors if and to the extent that the Board of Directors, as determined in the discretion of its Chairman, determines in good faith that such exclusion is appropriate to preserve the Company's attorney-client privilege with respect to matters before the Board of Directors, and provided, further, that the Observer shall have executed and delivered to the Company a written confidentiality agreement, in a form determined by the Company, with respect to matters discussed by the Board of Directors and the Observer's compliance with Company policies and procedures and applicable securities laws. The Observer shall be determined from time-to-time by the Purchasers holding at least 65% of the shares of 2006 Preferred Stock then outstanding, and the Purchasers shall notify the Company of the identity of and contact information for the Observer, and shall promptly notify the Company in the event that the Observer ceases for any reason to so act or shall be replaced. The Company reserves the right to object to any Person selected by the Purchasers to serve as an Observer, or to exclude an Observer from participation in relevant meetings of the Board of Directors, if and to the extent that such Person is engaged in a business which is or may be in competition with the Company in any market in which the Company currently operates, provided, however, that the Company acknowledges that certain of the Purchasers may be investment or similar funds that may from time to time invest in competitors of the Company and that any such investment shall not be a reason to object to or exclude an Observer.

      4.8 Securities Laws Disclosure; Publicity. The Company shall file with the Commission a Form D with respect to the Securities as required under Regulation
D. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to each Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date (or such later date as such actions are required, under applicable law, to be taken). The Company shall issue on or before the next business day following the date hereof a press release (the "Press Release") announcing the entry into the transactions contemplated hereby and shall within two (2) Trading Days following the date hereof file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and attaching the Transaction Documents thereto as exhibits (the "8-K Filing"). The Company hereby acknowledges that, as of the date of the 8-K Filing, no Purchaser shall be in possession of any material nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

      4.9 Stockholders Rights Plan. No claim will be made or enforced by the Company or any director, officer, employee, representative or other Person acting on behalf of the Company that any Purchaser is an "Acquiring Person" under any stockholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

      4.10 Non-Public Information. Except to the extent that information that is
(i) provided to the Observer in connection  with the Observer's role as such and
(ii) included in notices to the Purchasers which the Company is required to deliver pursuant to this Agreement may be deemed material nonpublic information, the Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express written consent of such Purchaser; provided, however, that a Purchaser that exercises its rights under Section 4.26 shall be deemed to have given such express written consent. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the other Transaction Documents, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries or any of its or their respective officers, directors, employees or agents. No Purchaser shall have any liability to the Company, its Subsidiaries or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.

      4.11 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes. Such proceeds shall not be used (i) to pay dividends (other than in respect of the 2005 Preferred Stock or the 2006 Preferred Stock); (ii) to pay for any increase in executive compensation or make any loan or other advance to any officer, employee, stockholder, director or other affiliate of the Company, without the express approval of the Board of Directors acting in accordance with past practice;
(iii) to purchase debt or equity securities of any entity (including redeeming the Company's own securities (other than the 2006 Preferred Stock or the 2005 Preferred Stock)); (iv) to make any investment not directly related to the current business of the Company (other than acquisitions, joint ventures, strategic alliances and similar strategic transactions approved by the Board of Directors in good faith); or (v) for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices).

      4.12 Reimbursement of Purchaser Expenses. The Company shall pay or reimburse the Purchasers for all costs and expenses incurred in connection with the negotiation, preparation and execution of the Transaction Documents (including due diligence performed by or on behalf of the Purchasers), including attorney's fees and expenses, in an aggregate amount of up to $50,000 upon presentation, at or after the Closing, of invoices or other evidence reasonably satisfactory to the Company of the incurrence of such expenses.

      4.13  Indemnification  of  Purchasers.  Subject to the  provisions of this
Section 4.13, the Company will indemnify and hold the Purchasers and their directors, officers, stockholders, partners, members, direct investors, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, suits, causes of actions, penalties, fees, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any misrepresentation or breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, or any other certificate, instrument or document contemplated thereby, or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser (including for these purposes a derivative action brought on behalf of the Company), with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representation, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance), any disclosure made by such Purchaser pursuant to Section 4.8 or Section 4.26 hereof, or the status of such Purchaser or holder of the Securities as an investor in the Company in such Person's capacity as a Purchaser of Securities purchased and sold pursuant to the Transaction Documents. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel, or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by an Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed, or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents.

4.14  Reservation and Listing of Securities.

            (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

            (b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors of the Company shall amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 90th day after such date.

            (c) The Company shall, if applicable: (i) in the time and manner required by the Trading Market, but in any event within 10 days after the Closing Date, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the Trading Market as soon as possible thereafter,
      (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market; provided, that notwithstanding any other provision of this Agreement to the contrary, the breach by the Company of its obligations under this clause (iv) of Section 4.14(c) shall entitle the Purchasers to the remedies to which they are entitled upon a breach of Section 4.1(d) as if the Company's breach of this clause (iv) were a breach of the Company's obligations in connection with a Legend Removal Request, subject to the Liquidated Damages Cap.

      4.15 Participation in Subsequent Qualified Equity Financings; Merger of Existing Securities Rights.

            (a) From the Closing Date until the date that Purchaser ceases to own at least 25% of the 2006 Preferred Stock purchased by it hereunder, upon any Qualified Equity Financing by the Company or any of its Subsidiaries (a "Subsequent Financing"), each Purchaser shall have the right to participate in such financing up to the greater of (i) 50% of the Issue Amount and (ii) the amount that equals the Issue Price multiplied by the number of issued and outstanding shares of 2006 Preferred Stock held by such Purchaser, plus all accrued and unpaid dividends thereon, if any (the "Participation Maximum"), all on the same terms and conditions as the participant or participants in such Qualified Equity Financing whose terms and conditions are least favorable to the Company; provided, that, if the amount to be purchased by the holders of the 2005 Preferred Stock and the 2006 Preferred Stock (collectively, the "Preferred Stock Participating Purchasers") exceeds, in the aggregate, the amount sought to be raised in the Subsequent Financing, the Company shall increase the amount to be raised in the Subsequent Financing to permit the Preferred Stock Participating Purchasers to purchase the full amount they elect (and which they would otherwise be entitled, up to the Participation Maximum applicable to each such Preferred Stock Participating Purchaser) to purchase in the Subsequent Financing. Unless the Company is specifically instructed in writing by an individual Purchaser to suspend such notices, at least five (5) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice"). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto. If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Participation Maximum, then the Company may effect the remaining portion of such Subsequent Financing on the terms and to the Persons set forth in the Subsequent Financing Notice. If the Company receives no notice from a Purchaser as of such fifth (5th) Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate. The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.15, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice. If the Company receives responses to Subsequent Financing Notices from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase their Pro Rata Portion (as defined below) of the Participation Maximum. "Pro Rata Portion" is the ratio of (x) the Issue Amount of Securities purchased by a participating Purchaser and (y) the sum of the aggregate Issue Amount of all participating Purchasers.

            (b) For the avoidance of doubt, each Purchaser who is acquiring 2006 Preferred Stock in exchange for 2005 Preferred Stock pursuant to such Purchaser's MFN Rights hereby acknowledges and agrees that as of the Closing, automatically and without any separate action by the Company or any other Person (i) the shares of 2005 Preferred Stock exchanged for shares of 2006 Preferred Stock by such Purchaser shall be fully and irrevocably terminated and shall cease to be issued and outstanding, (ii) the 2005 Purchase Agreement shall terminate with respect to such Purchaser and all rights of such Purchaser with respect to the 2005 Preferred Stock (including without limitation the Existing Securities Rights of such Purchaser) shall be merged with and into the rights of the Purchaser hereunder and under the 2006 Preferred Stock and (iii) the separate existence of any and all rights of such Purchaser with respect to the 2005 Preferred Stock shall be extinguished.

      4.16  Permitted  Transfers  and  Assignments.  Subject to Section  4.1 and
Section 5.7, a Purchaser may transfer or assign without the prior consent of the Company any or all of the shares of 2006 Preferred Stock held by such Purchaser; provided, that the transferee or assignee of such Purchaser shall not, after giving effect to such transfer or assignment, beneficially own in excess of 9.99% of the then outstanding shares of Common Stock. For purposes of this
Section 4.16,  beneficial  ownership  shall be  determined  in  accordance  with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder.

      4.17 Limitation of Purchasers' Ownership of Common Stock. Unless a Purchaser delivers to the Company written notice prior to the Closing Date or at least sixty-one (61) days prior to the effective date of such notice that this
Section 4.17 shall not apply to such Purchaser, in no event shall a holder of shares of 2006 Preferred Stock have the right to exchange shares of 2006 Preferred Stock into, nor shall the Company issue to such holder, shares of Common Stock, or to dispose of or vote any shares of 2006 Preferred Stock, to the extent that such exchange, voting or disposition would result in the holder and its affiliates together beneficially owning more than (a) with respect to those holders identified on Schedule 4.17A, 4.99% of the then issued and outstanding shares of Common Stock, or (b) with respect with respect to those holders identified on Schedule 4.17B, 9.99% of the then issued and outstanding shares of Common Stock (each, a "Limitation on Ownership," and together, the "Limitations on Ownership"); provided, that, if and to the extent that the Limitation on Ownership applicable to any Purchaser would otherwise be violated by the issuance of shares of Common Stock as aforesaid, the Company may issue to such Purchaser a Common Stock purchase warrant (a "Par Warrant"), in substantially the form attached hereto as Exhibit E, exercisable for the purchase at $0.001 per share (or the then-current par value of the Common Stock, if other than $0.001 per share) of that number of shares of Common Stock constituting the excess of the amount which would otherwise be issuable but for the Limitations on Ownership less that number of shares of Common Stock issued to such Purchaser in compliance with the applicable Limitation on Ownership. Notwithstanding the foregoing, in no event shall SDS Capital Group SPC, Ltd. have the right to exchange shares of 2006 Preferred Stock into, and in no event shall the Company issue to SDS Capital Group SPC, Ltd., shares of Common Stock, or to dispose of or vote shares of Common Stock, to the extent that such exchange, disposition or voting would result in SDS Capital Group SPC, Ltd. and its affiliates together beneficially owning more than 9.99% of the then outstanding shares of Common Stock. For purposes of this Section 4.17, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder.

      4.18 Purchaser Approval for Certain Securities Issuances. From the date hereof until the Closing Date and continuing thereafter for so long as any Purchasers (or any of their respective affiliates) beneficially own, in the aggregate, at least 25% of the 2006 Preferred Stock issued hereunder, other than an Exempt Issuance, the Company shall not, without first obtaining the written approval of the holders of at least 65% of the shares of 2006 Preferred Stock then outstanding (which approval may be given or withheld by such holders in their sole and absolute discretion), (i) issue or sell any rights, warrants or options to subscribe for or purchase Common Stock, or any other securities directly or indirectly convertible into or exchangeable or exercisable for Common Stock, at an effective conversion, exchange or exercise price that varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price, (ii) incur any indebtedness (other than trade payables and installment loans in the ordinary course of business and other than as permitted under Section 4.20) that by its terms is to be repaid under an amortization schedule or contains sinking fund redemption provisions or
(iii) issue any securities or debt obligations (other than as a result of the character of such obligations as debt and not equity) having liquidation preference senior to or at parity with the liquidation preference of the 2006 Preferred Stock. For purposes of this Section 4.18, antidilution adjustments and proportional adjustments for stock splits, recapitalizations and similar events with respect to currently outstanding securities, shall not require prior approval.

      4.19 Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the 2006 Preferred Stock holders as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

      4.20 Issuance of Debt. Without the prior written approval of holders of at least 65% of the 2006 Preferred Stock, from the date hereof through the Closing, and continuing thereafter for so long as any Purchasers (or any of their respective affiliates) beneficially own, in the aggregate, at least 25% of the 2006 Preferred Stock issued hereunder, the Company shall not authorize or issue, or obligate itself to issue, any debt obligations of the Company, or increase any other existing indebtedness, other than trade payables and installment loans incurred in the ordinary course of business and consistent with past practice and advances under the line of credit currently maintained with Barclay's Bank. Notwithstanding the foregoing, the Company shall be permitted to establish, on terms and conditions determined in the discretion of the Company, a line of credit or other credit facility secured by United States accounts receivable in an amount not to exceed $1,000,000 (inclusive of the line of credit currently maintained with Barclay's Bank).

      4.21 No Short Sales. For the period commencing on the date that the Purchaser was notified of the terms of the transactions contemplated by the Transaction Documents through the earlier of (i) one hundred twenty (120) days after the Closing Date and (ii) the Effective Date, neither the Purchaser nor any of the funds over which the manager of the Purchaser has investment discretion, if applicable, shall make any short sales of, or grant any option for the purchase of or enter into any hedging or similar transaction with the same economic effect as a short sale, in the Common Stock.

      4.22 Acknowledgments Regarding Purchasers' Purchase of Securities. The Company and each Purchaser acknowledges and agrees that, except for those Purchasers identified in Schedule 3.1(ii), each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company and each Purchaser further acknowledges and agrees that, except for those Purchasers identified in Schedule 3.1(ii), no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Securities. The Company and each Purchaser further acknowledges and agrees that their respective decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and such Purchaser, as the case may be, and its respective representatives (including, as to the Company, the financial advisors to the Company identified on Schedule 3.1(ii)).

      4.23 Corporate Existence. So long as any Purchasers (or any of their respective affiliates) beneficially own any of the Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction (i) assumes the Company's obligations under this Agreement and the other Transaction Documents and the agreements and instruments entered into in connection herewith and therewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the exchange of all the 2006 Preferred Stock outstanding as of the date of such transaction and (ii) except in the event of a merger, consolidation of the Company into any other corporation, or the sale or conveyance of all or substantially all of the assets of the Company where the consideration consists solely of cash, the surviving or successor entity is a publicly traded corporation whose common stock is listed for trading on the Nasdaq SmallCap Market, the Nasdaq National Market, the NYSE or the AMEX.

      4.24 Legal Compliance. The Company shall conduct its business and the business of its Subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.

      4.25 Redemptions, Dividends and Repayments of Indebtedness. Except as permitted by this Agreement or the Certificate of Amendment, from the date hereof until the Closing Date, and continuing thereafter for so long as any Purchasers (or any of their respective affiliates) beneficially own any of the 2006 Preferred Stock, except in respect of the 2005 Preferred Stock, the Company shall not, without first obtaining the written approval of the holders of at least 65% of the shares of 2006 Preferred Stock then outstanding (which approval may be given or withheld by such holders in their sole and absolute discretion), repurchase, redeem or declare or pay any cash dividend or distribution on any shares of capital stock of the Company or repay or prepay any indebtedness of the Company other than as expressly required pursuant to the terms of such indebtedness as in effect on the date hereof.

      4.26 Inspection of Properties and Books. So long as any Purchasers (or any of their respective affiliates) beneficially own any of the Securities, each such Purchaser and its representatives and agents (collectively, the "Inspectors") shall have the right, at such Purchaser's expense, to visit and inspect any of the properties of the Company and of its Subsidiaries, to examine the books of account and records of the Company and of its Subsidiaries, to make or be provided with copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company and of its Subsidiaries with, and to be advised as to the same by, its and their officers, employees and independent public accountants (and by this provision the Company authorizes such accountants to discuss such affairs, finances and accounts, whether or not a representative of the Company is present) all at such reasonable times and intervals and to such reasonable extent as the Purchasers may desire; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to such Purchaser) of any such information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement filed pursuant to the Registration Rights Agreement, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (iii) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. Each Purchaser agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.

      4.27 Protection Provisions. From the date hereof until the Closing Date and continuing thereafter for so long as any shares of 2006 Preferred Stock are outstanding, other than the exchange of 2005 Preferred Stock for 2006 Preferred Stock hereunder pursuant to the MFN Rights, the Company shall not take any of the following corporate actions (whether by merger, consolidation or otherwise) without first obtaining the written approval the holders of at least 65% of the shares of 2006 Preferred Stock then outstanding:

            (a) alter or change the rights, preferences or privileges of the 2006 Preferred Stock, or increase the authorized number of shares of 2006 Preferred Stock;

            (b) alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the 2006 Preferred Stock or otherwise alter or change the rights, preferences or privileges of the 2006 Preferred Stock in relation to the shares of the Common Stock;

            (c) create or issue any class or series of capital stock of the Company specifically ranking, by its terms, on parity with or senior to the 2006 Preferred Stock, in each case as to distribution of assets upon a Liquidation Event (as defined in the Certificate of Amendment) (it being understood, acknowledged and agreed by the Purchaser that the 2005 Preferred Stock is senior to the 2006 Preferred Stock in respect of distribution of assets upon a Liquidation Event);

            (d) issue any shares of 2006 Preferred Stock other than pursuant to the Securities Purchase Agreement;

            (e) redeem, repurchase or otherwise acquire, or declare or pay any cash dividend or distribution on, any class or series of capital stock of the Company, other than the 2006 Preferred Stock or the 2005 Preferred Stock;

            (f) increase the par value of the Common Stock;

            (g) redeem, repurchase, prepay or otherwise acquire any outstanding debt securities or indebtedness of the Company, except as expressly required by the terms of such securities or indebtedness;

            (h) enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions;

            (i) cause or authorize any Subsidiary of the Company to engage in any of the foregoing actions; or

            (j) consummate a transaction that would constitute a Dilutive Issuance (as defined in the Certificate of Amendment).

Notwithstanding  the foregoing,  no action set forth in subsections  (a) through
(j) above that is approved by the holders of at least 51% of the shares of 2006 Preferred Stock then outstanding pursuant to this Section 4.27 shall be permitted to the extent that, by its terms, such action applies to less than all of the holders of 2006 Preferred Stock then outstanding.

The Company shall not amend, restate or file any certificate of designation in respect of, its certificate of incorporation prior to the Closing, except through the filing of the Certificate of Amendment substantially in the form attached hereto as Exhibit A as contemplated hereby.

      4.28 Stockholder Approval.

            (a) Subject to Section 4.28(c), following the date hereof, the Company shall take all measures reasonably determined by the Company to be necessary and appropriate in order to obtain Stockholder Approval as promptly as practicable, which Stockholder Approval shall be obtained on or before October 31, 2006. Without limiting the foregoing, promptly following the date hereof, the Company and its Board of Directors shall, subject to Section 4.28(c): (i) prepare proxy materials and solicit proxies requesting Stockholder Approval, (ii) call an annual or special meeting of the Company's stockholders for the purpose of obtaining Stockholder Approval, (iii) recommend that the Company's stockholders vote in favor of such approval and (iv) otherwise use its commercially reasonable efforts to solicit proxies and obtain Stockholder Approval. The Company shall request each member of the Company's Board of Directors and shall cause each of the Company's executive officers to vote any and all shares of Common Stock beneficially owned by them in favor of Stockholder Approval at the Company's meeting of stockholders.

            (b) Except as permitted by Section  4.28(c),  the Company shall not,
      and  the  Company   shall  cause  its  officers,   directors,   employees,
      representatives and agents not to:

                  (i)   withdraw   or   modify   its   recommendation   to   the
                        stockholders;

                  (ii) directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any Person (other than the Purchasers and their respective Affiliates or representatives) in connection with a proposal for, a Qualified Equity Financing, except as permitted by
                        Section 4.28(c); or

                  (iii) approve or recommend to the stockholders any proposal or offer received by the Company from any Person other than a Purchaser or any Affiliate of a Purchaser to purchase securities of the Company in a Qualified Equity Financing (a "Qualified Equity Financing Proposal"), or enter into any agreement with respect to any Qualified Equity Financing Proposal.

      (c) Notwithstanding anything in this Section 4.28 to the contrary, prior to the date as of which Stockholder Approval is obtained:

                  (i) the Company may participate in discussions and negotiations with any Person concerning a Qualified Equity Financing Proposal if such Person has on an unsolicited basis submitted a bona fide written proposal (a "Superior Equity Financing Proposal") to the Company's Board of Directors relating to any such transaction which the Board determines in good faith represents a transaction on better economic terms (a "Superior Equity Financing") than the transactions contemplated hereby; provided, that the Company notifies each Purchaser of the existence and terms of such Superior Equity Financing Proposal and the identity of the Person making such proposal within two (2) Business Days after the Company's receipt thereof and in any event at least two (2) Business Days prior to agreeing to the terms of any such Superior Equity Financing; and

                  (ii) the Company and its Board of Directors may withdraw or modify its approval or recommendation of the transactions contemplated by this Agreement and approve or recommend a Superior Equity Financing Proposal, or enter into an agreement with respect to a Superior Equity Financing Proposal, in each case at any time after the fifth Business Day following the Purchaser's receipt of written notice of the Superior Equity Financing Proposal from the Company, but only if the Company agrees to pay to each Purchaser upon consummation of the Superior Equity Financing an amount of cash equal to the sum of (I) the product of (x) the number of shares of Common Stock (without giving effect to the Limitations on Ownership) underlying the shares of 2006 Preferred Stock that would have been issuable to such Purchaser upon payment of the Issue Price to be paid by such Purchaser at the Closing hereunder, multiplied by (y) the excess of (1) the effective purchase price of the Common Stock issued (or issuable upon exercise, exchange or conversion of the Common Stock Equivalents that are issued) to the purchasers in the Superior Equity Financing, in excess of (2) $1.15, plus (II) the Purchasers' reasonable expenses (subject to a maximum of $50,000 per Section 4.12) incurred in connection with the transactions contemplated; provided, however, that, in the event the securities sold by the Company in the Superior Equity Financing include shares of Common Stock, the effective purchase price of Common Stock in the Superior Equity Financing shall be increased  by  $0.15  per  share  for  purposes  of this
                        Section 4.28(c)(ii).

                                   ARTICLE V.
                                  MISCELLANEOUS

      5.1 Termination. This Agreement may be terminated by any Purchaser, by written notice to the other parties, if the Closing has not been consummated on or before the date which is ten (10) days after Stockholders' Approval is obtained or November 20, 2006, whichever is earlier; provided, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

      5.2 Fees and Expenses. The Company shall also pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

      5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

      5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

      5.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      5.7 Equitable Adjustments. References herein to specific amounts or numbers of shares of 2006 Preferred Stock shall, automatically and without amendment of this Agreement, be equitably adjusted to reflect any adjustments to the number of shares of 2006 Preferred Stock to give effect to stock splits, stock dividends, recapitalizations or similar events.

      5.8 Certain Approval Requirements. Prior to the Closing Date, each requirement set forth herein for the approval of an action by the holders of all or a portion of the outstanding shares of 2006 Preferred Stock shall be interpreted and given effect as if all of the shares of 2006 Preferred Stock proposed to be issued at the Closing had been issued and were outstanding and held by the Purchasers according to the allocations set forth in Schedule 1 hereto.

      5.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided, that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers."

      5.10 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.13.

      5.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      5.12 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, County of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

      5.13 Survival. The representations and warranties of the parties and the agreements and covenants contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable for the applicable statue of limitations notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies any Purchaser may have under applicable U.S. federal or state securities laws.

      5.14 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      5.15 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      5.16 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, that in the case of a rescission of any exchange of the 2006 Preferred Stock, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

      5.17 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

      5.18 Remedies. No provision of this Agreement or any other Transaction Document providing for any remedy to a Purchaser shall limit any other remedy which would otherwise be available to such Purchaser at law, in equity or otherwise. Nothing in this Agreement or any other Transaction Document shall limit any rights any Purchaser may have under any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Article 4 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Article 4 hereof), that each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer of the Securities, without the necessity of showing economic loss and without any bond or other security being required.

      5.19 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      5.20 Exculpation Among Purchasers; No "Group". The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a "group" for purposes of Section 13(d) of the Exchange Act with respect to such obligations or the transactions contemplated by the Transaction Documents. Each party to this Agreement confirms that it has had the opportunity to independently participate in the negotiation and drafting of this Agreement and the other Transaction Documents with the advice of its own counsel and advisors, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of Securities hereunder or in monitoring its investment in the Company. The Purchasers have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser acknowledges that SDS Capital Group SPC, Ltd. has retained Drinker Biddle & Reath LLP ("DB&R") to act as its counsel in connection with the transactions contemplated by this Agreement and the other Transaction Documents and that DB&R has not acted as counsel for any of the other Purchasers in connection therewith and none of the other Purchasers have the status of a client of DB&R for conflict of interest or other purposes as a result thereof. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a "group" for purposes of Section 13(d) of the Exchange Act with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

      5.21 Liquidated Damages. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled. Notwithstanding the foregoing and for the avoidance of doubt and without limiting the Purchasers' rights to pursue other damages claims, the Company shall in no event be liable for the payment of liquidated damages under the Transaction Documents to any Purchaser (or affiliate thereof) in excess of the Liquidated Damages Cap applicable to such Purchaser.


                            (SIGNATURE PAGES FOLLOW)

            [COMPANY SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]


      IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


DIOMED HOLDINGS, INC.                           Address for Notice:


By:___________________________                  One Dundee Park
     Name:  James A. Wylie, Jr.                 Andover, MA 01810
     Title:  Chief Executive Officer            Attn: Chief Executive Officer
                                                (978) 475-7771 Telephone
                                                (978) 475-8488 Facsimile


With a copy (which shall not constitute notice) to:

McGuireWoods LLP
1345 Avenue of the Americas
New York, New York 10105
Attn: William A. Newman, Esq.
(212) 548-2160 Telephone
(212) 548-2170 Facsimile


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

           [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: ______________________________________________________



By: __________________________________
      (Signature of Authorized Signatory)

Name of Authorized Signatory: __________________________________________________

Title of Authorized Signatory: _________________________________________________

Email Address of Authorized Signatory: _________________________________________

Telephone Number of Authorized Signatory: ______________________________________

Address (including facsimile number) for Notice to Investing Entity:


Address for Delivery of Securities to Investing Entity (if not same as above):



US Tax ID Number:  _________________________


Total Number Shares of 2006 Preferred Stock Purchased:   ____________________

Issue Amount in Cash (at $11,500 per Share):             $___________________

No. Shares 2005 Preferred Stock exchanged through MFN Rights:
____________________

No. Shares Purchased for Cash:                           ____________________

No. Shares Purchased via MFN Rights:                     ____________________

                                    EXHIBITS


Exhibit A                  Form of Certificate of Amendment

Exhibit B                  Form of Registration Rights Agreement

Exhibit C                  Form of 2005 Stockholder Waiver

Exhibit D                  Form of Company Counsel Opinion

Exhibit E                  Form of Par Warrant

                                    SCHEDULES

Company Disclosure Schedules

Schedule 4.17A

Schedule 4.17B

                                                                  SCHEDULE 4.17A


              Purchasers Subject to 4.99% Limitations on Ownership

                                                                  SCHEDULE 4.17B

              Purchasers Subject to 9.99% Limitations on Ownership